UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 8, 2019

 SANDRIDGE MISSISSIPPIAN TRUST I
(Exact name of Registrant as specified in its charter)

Delaware	001-35122	27-6990649
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Bank of New York Mellon Trust Company, N.A. 601 Travis Street, 16th Floor Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (512) 236-6555
Not applicable
(Former name, former address and former fiscal year, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Units of Beneficial Interest	SDT	New York Stock Exchange

ITEM 4.01.	Changes in Registrant’s Certifying Accountant.
(a)    Dismissal of Previous Independent Registered Public Accounting Firm
On May 8, 2019, PricewaterhouseCoopers LLP (“PwC”) resigned as the independent registered public accounting firm of SandRidge Mississippian Trust I (the “Trust”) after the Audit Committee of the Board of Directors (the “Audit Committee) of SandRidge Energy, Inc. (the “Company”), the sponsor of the Trust, dismissed PwC as the Company’s independent registered public accounting firm on May 7, 2019.
The reports of PwC on the Trust’s financial statements (which were prepared in conformity with the modified cash basis of accounting) for the fiscal years ended December 31, 2017 and December 31, 2018 contained no adverse opinions or disclaimers of opinions and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
During the fiscal years ended December 31, 2017 and December 31, 2018, and the subsequent interim period through May 8, 2019, there were (i) no disagreements between the Trust and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in PwC’s reports on the Trust’s financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
The Trust provided PwC with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”). The Trust requested that PwC furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of PwC’s letter, dated May 14, 2019, is attached hereto as Exhibit 16.1.
(b)    Engagement of New Independent Registered Public Accounting Firm
On May 14, 2019, The Bank of New York Mellon Trust Company, N.A., the trustee of the Trust, approved Deloitte & Touche LLP (“Deloitte”) as the Trust’s independent registered public accounting firm for the year ending December 31, 2019, subject to Deloitte’s customary client acceptance procedures. During the fiscal years ended December 31, 2017 and 2018, respectively, and the subsequent interim period through May 13, 2019, neither the Trust nor anyone acting on its behalf has consulted with Deloitte on any of the matters or events set forth in Item 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-K.

ITEM 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter of PricewaterhouseCoopers LLP dated May 14, 2019 to the SEC regarding statements included in this Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANDRIDGE MISSISSIPPIAN TRUST I

By:	The Bank of New York Mellon Trust Company, N.A., as Trustee

By: /s/ Sarah Newell
Name: Sarah Newell
Title: Vice President
Date: May 14, 2019